SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                   Syms Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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
                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094




                                                                    June 2, 2006





Dear Shareholder:


     You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Syms Corp (the "Company") which will be held on July 6, 2006, at 10:30 a.m. at the offices of the Company.

     Information  about  the  meeting  and the  various  matters  on  which  the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a proxy card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.




                                        Sincerely,




                                        Marcy Syms
                                        Chief Executive Officer

                                    SYMS CORP

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 6, 2006

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Syms Corp will be held at the office of the Company at Syms Way, Secaucus, New Jersey 07094, on Thursday, July 6, 2006 at 10:30 a.m. for the following purposes:

          1. To elect seven (7) directors to serve for the term of one (1) year or until their respective successors have been elected and qualified.

          2. To ratify the appointment of BDO Seidman, LLP as the registered independent public accounting firm of the Company for the fiscal year ending March 3, 2007.

          3. To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Directors recommends a vote FOR items 1 and 2.

     The foregoing items of business are described more fully in the Proxy Statement accompanying this notice.

     The close of business on June 2, 2006 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and only shareholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the meeting in person. Please sign and date the enclosed proxy and return it in the envelope enclosed for this purpose, whether or not you plan to attend the meeting. It will assist us in keeping down the expenses of the meeting if shareholders return their signed proxies promptly, whether they own a few shares or many shares.

                                        By Order of the Board of Directors




                                        Antone F. Moreira
                                        Assistant Secretary

Secaucus, New Jersey
June 2, 2006

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094

                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 ON JULY 6, 2006

                                  INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for use at the 2006 Annual Meeting of the Shareholders the "Annual Meeting", to be held on July 6, 2006 at 10:30 a.m. at the Company's executive offices located at Syms Way, Secaucus, New Jersey 07094 or at any adjournment(s) or postponement(s) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 2, 2006.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any such proxy in which no direction is specified will be voted FOR the election of the Board of Directors' nominees for director and FOR the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the fiscal year ended March 3, 2007 and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

      Only shareholders of record of the Company's voting securities as of the close of business on June 2, 2006 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 14,500,801 shares of common stock, par value $0.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended February 25, 2006, to shareholders of record on June 2, 2006.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company's independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman, LLP as the Company's registered independent public accounting firm.

     Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. With respect to Proposals 1 and 2, abstentions and "broker non-votes" will not be included in total votes and will have no effect on the outcomes of these proposals.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

     At the Annual Meeting, all seven directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors. Thus, provided a quorum is present and voting, the seven directors receiving the most votes will be elected as directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of these nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors' nominees for election as directors, appears below. All of the nominees for directors, except for Henry M. Chidgey and Bernard H. Tenenbaum, are incumbent directors, who were elected by shareholders at a meeting for which proxies were solicited. There is no family relationship between any nominee and any other nominee or executive officer of the Company except that Marcy Syms is the daughter of Sy Syms. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding the equity securities of the Company owned by each nominee for director.

NAME OF DIRECTOR                      DIRECTOR
OR NOMINEE FOR ELECTION         AGE    SINCE               POSITION
-----------------------         ---   --------             --------
Sy Syms (1) (4) (5) ...........  80     1983     Chairman of the Board and
                                                 Director of the Company

Marcy Syms (1) (4) (5).........  55     1983     Chief Executive
                                                 Officer/President and
                                                 Director of the Company

Antone F. Moreira .............  69     1997     Vice President, Treasurer and
                                                 Chief Financial Officer,
                                                 Assistant Secretary and
                                                 Director of the Company

Henry M. Chidgey...............  56     N/A      N/A

Bernard H. Tenenbaum...........  51     N/A      N/A
Amber M. Brookman (2) (3) .....  64     2004     Director of the Company

Wilbur L. Ross, Jr. (2) (3) ...  68  1983-1999;  Director of the Company
                                        2000

----------

(1)  Member of the Executive Committee of the Company.

(2)  Member of the Stock Option Committee of the Company.

(3)  Member of the Audit Committee of the Company.

(4)  Member of the Nominating & Corporate Governance Committee of the Company.

(5)  Member of the Compensation Committee of the Company.

NOMINEES FOR ELECTION AS DIRECTOR

Set forth below is information concerning the board of directors' nominees for director:

     SY SYMS has been Chairman of the Board, Chief Executive Officer and a Director of the Company and/or its predecessors since 1959. Mr. Syms was Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms has been a Director of Israel Discount Bank of New York since December 1991. On January 22, 1998, Mr. Syms resigned from his position as Chief Executive Officer. Since that date, Mr. Syms has been Chairman of the Board. Mr. Syms is Marcy Syms' father.

     MARCY SYMS has been President and a Director of the Company since 1983 and was Chief Operating Officer of the Company from 1984 until January 1998. On January 22, 1998, Marcy Syms was named Chief Executive Officer and President. Marcy Syms is Sy Syms' daughter. Marcy Syms is also a director of Rite-Aid Corp.

     ANTONE F. MOREIRA has been Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company since May 1997. From 1996 to May 1997, Mr. Moreira was a financial consultant with Equitable Assurance Society, a financial services organization. From 1990 to 1995, Mr. Moreira was Executive Vice President and Chief Financial Officer of Stuarts Department
Stores,  Inc.,  a regional  discount  department  store chain  operating  in New
England.

     HENRY M. CHIDGEY has been President of Osage International Consulting Group since 2000. Mr. Chidgey was President and Chief Operating Officer of Hearts on Fire, a privately-held branded diamond and diamond jewelry business, in 2003 and 2004, and he continues to serve as an advisor to that company. Mr. Chidgey served as Director and Chief Operating Officer of FerroNorte, SA, a Brazilian railroad company from 1997-1999 and prior to that he was President of RailTex from 1995 to 1997.

     BERNARD H. TENENBAUM is President of the Children's Leisure Products Group, a holding company with investments in children's leisure product businesses, a position he held since 1997. He is also of counsel to Bel Air Partners, an investment banking firm. Previously, he was Vice President of Corporate Development for Russ Berrie. Mr. Tenenbaum was the founding Director of the George Rothman Institute of Entrepreneurial Studies at Fairleigh Dickinson University and the first George Rothman Clinical Professor of Entrepreneurial Studies.

     AMBER M. BROOKMAN has been President and Chief Executive Officer of Brookwood Companies for the past seventeen years. Brookwood Companies is a textile and apparel company. Ms. Brookman manages the activities of five divisions of Brookwood Companies, as well as its wholly owned subsidiaries Brookwood Laminating, Kenyon Industries, Inc., XtraMile and Solutions 4.

     WILBUR L. ROSS, JR. has been a principal of W L Ross & Company LLC since 2000. Mr. Ross was Managing Director of Rothchild, Inc. from 1976 to 1999.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED FOR EACH NOMINEE NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended February 25, 2006 there were four meetings of the Board of Directors. During fiscal 2005, all directors attended at least 75% of the meetings of the Board of Directors and the committees of which he or she was a member, and all but one director attended all meetings of the Board of Directors and committees of which he or she was a member.

     Based on information supplied to it by the Directors, the Board of Directors has determined that Amber Brookman, Wilbur L. Ross, Jr., Henry M. Chidgey and Bernard H. Tenenbaum are "independent" under the listing standards of the New York Stock Exchange ("NYSE") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a "controlled company" (as defined in the NYSE listing standards) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Sy Syms, individually and as trustee of The Sy Syms Revocable Living Trust, dated March 17, 1989, as amended, and Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003. As a result, the Company is exempt from the provisions of the NYSE listing standards requiring that (i) a majority of the board consist of independent directors,
(ii) the nominating committee be composed entirely of independent  directors and
(iii) the compensation committee be composed entirely of independent directors.

     The Committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

     The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent registered public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent registered public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors had adopted a written charter setting out the functions of the Audit Committee, a copy of which is available on the Company's website at www.syms.com and is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. The current members of the Audit Committee are Harvey A. Weinberg (Chairman), Amber Brookman and Wilbur L. Ross, Jr., none of whom is, or has ever been, an officer or employee of the Company and are all considered "independent" for the purposes of the NYSE listing standards. In addition to meeting the independence standards of the NYSE, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Wilbur L. Ross, Jr. has the requisite attributes of an "audit committee financial expert" as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during the fiscal year ended February 25, 2006.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during the fiscal year ended February 25, 2006.

     The Stock Option Committee reviews and recommends to the Board of Directors renumeration arrangements and compensation plans for the Company's officers and key employees and administers the Company's stock option and appreciation plans, and determines the officers and key employees who are to be granted equity based incentive compensation awards under such plans. The members of the Stock Option Committee are Amber Brookman, Wilbur L. Ross, Jr. and Harvey A. Weinberg, none of whom is, or has ever been, an officer or employee of the Company and are all "independent" for the purposes of the NYSE listing standards. The Stock Option Committee met once during the fiscal year ended February 25, 2006.

     The Compensation Committee is responsible for reviewing and approving for the CEO and other executives of the Company, annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the CEO and Chairman of the Board. The current members of the Compensation Committee are Sy Syms and Marcy Syms. The Compensation Committee did not meet during the fiscal year ended February 25, 2006.

     The Nominating & Corporate Governance Committee seeks to, among other things, find qualified individuals to serve as directors of the Company. The current members of the Nominating & Corporate Governance Committee are Marcy Syms and Sy Syms. Because the Company is a "controlled company" (as defined in the NYSE listing standards), the Company is not required to have a formal written charter for the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee met once during the fiscal year ended February 25, 2006. The Nominating & Corporate Governance Committee recommended that Henry M. Chidgey and Bernard H. Tenenbaum be elected as directors. In making that recommendation, the Nominating & Corporate Governance Committee determined that both of these individuals met the minimum qualifications described below.

     MINIMUM QUALIFICATIONS. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; the ability to represent fairly all shareholders without advocating any particular shareholder of constituency;  the absence of a conflict of  interest,  and the  willingness  to devote adequate time to Board of Directors duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating & Corporate Governance Committee believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, (iii) the need for adopting and implementing internal controls, and (iv) the relative standing of the Company and its business segments in relation to its competitors.

     NOMINATING PROCESS. The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee asks each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee then evaluates each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, the Company's management and, if the Nominating & Corporate Governance Committee deems it necessary, retain an independent third party search firm to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Directors members, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company's needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate's nomination to the full Board of Directors.

     When nominating a sitting director for re-election at an annual meeting, the Nominating & Corporate Governance Committee will consider the director's performance on the Board of Directors and the director's qualifications in respect of the criteria referred to above.

     CONSIDERATION OF SHAREHOLDER NOMINATED DIRECTORS. The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with applicable securities laws. Any shareholder wishing to submit a candidate for consideration should send the following information to the Company's Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094: (i) shareholder's name, number of shares owned, length of period held, and proof of ownership; (ii) name, age and address of candidate; (iii) a detailed resume describing, among other things, the candidate's educational background, occupation, employment history for at least the previous five years, and material outside commitments (E.G., memberships on other boards and committees, charitable foundations, etc.); (iv) a supporting statement which describes the candidate's reasons for seeking election to the Board of Directors; (v) a description of any arrangements or understandings between the candidate and the Company; and (vi) a signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.

CORPORATE GOVERNANCE

     CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

     The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Board of Directors has adopted a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer and Controller, which is available on the Company's website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     NON-MANAGEMENT DIRECTORS

     Non-management directors meet in executive sessions at least once a year and, if the group of non-management directors includes any director who is not "independent," the independent directors meet at least once a year in an executive session of only independent directors. As appropriate, some of the executive sessions of the non-management directors should be with the CEO and some should be outside the presence of the CEO and any other management officials.

     COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

     Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company's Assistant Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     ATTENDANCE AT ANNUAL MEETINGS

All  Directors  are  expected  to attend  the  Annual  Meeting  in person and be
available  to  address  questions  or  concerns  raised  by  shareholders.   All
Directors, except one, attended the 2005 annual meeting of shareholders.


                            COMPENSATION OF DIRECTORS

       Each member of the Board of Directors who is not an officer or employee of the Company receives a director's fee presently established at the rate of $3,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $500 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

                               EXECUTIVE OFFICERS

     The Company's executive officers, as well as additional information with respect to such persons, are set forth in the table below:

     Name                 Age    Position
     ----                 ---    --------

     Sy Syms              80     Chairman of the Board and Director
     Marcy Syms           55     Chief Executive Officer, President and Director
     Antone F. Moreira    69     Vice President, Chief Financial Officer,
                                 Treasurer, Assistant Secretary and Director
     Ronald Zindman       56     Executive Vice President, General Merchandise
                                 Manager
     Allen Brailsford     62     Executive Vice President, Operations
     Myra Butensky        47     Vice President, Divisional Merchandise Manager
                                 Men's Tailored Clothing
     James Donato         50     Vice President, Operations
     Elyse Marks          53     Vice President, Information Services
     John Tyzbir          52     Vice President, Human Resources

     Information with respect to executive officers of the Company who also are Directors is set forth on Page 3 of this Proxy Statement.

     RONALD ZINDMAN has been Executive Vice President - General Merchandise Manager of the Company since March 1997. He was Vice President, General Merchandise Manager, Ladies, Men's and Haberdashery of the Company from July 1994 to March 1997. Previously, Mr. Zindman was Vice President - General Merchandise Manager Ladies of the Company from March 1993 to July 1994 and a buyer of men's and women's merchandise from March 1990 to March 1993.

     ALLEN BRAILSFORD has been Executive Vice President of the Company since April 2001. Mr. Brailsford was Vice President of Operations of the Company from March 1992 to March 2001, and from March 1985 to March 1992, he was Director of Distribution of the Company.

     MYRA BUTENSKY has been Vice President - Divisional Merchandise Manager, Men's Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc, and also spent 10 years with Macy's in a number of buying positions.

     JAMES DONATO has been Vice President of Operations of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President of MIS of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also in store management for the Company.

     JOHN TYZBIR has been Vice President - Human Resources of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     The Company's officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of June 2, 2006 for:

          o  each director;

          o  each officer named in the summary compensation table;

          o each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

          o  all directors and executive officers as a group.

     Each person named in the table has sole voting and investment power with respect to all shares of Common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.


                                               AMOUNT AND NATURE OF      PERCENT
                                               BENEFICIAL OWNERSHIP     OF CLASS
NAME AND ADDRESS  OF BENEFICIAL OWNER            OF COMMON STOCK

Sy Syms .....................................     8,412,120 (1)(2)        58.0%
Syms Way, Secaucus, NJ  07094

Marcy Syms ..................................     8,412,120 (3)(4)        58.0%
Syms Way, Secaucus, NJ 07094

Franklin Advisory Services, LLC .............     1,430,000 (5)            9.9%
777 Mariner's Island Blvd.
San Mateo, CA 94404

Dimensional Fund Advisors, Inc. .............     1,271,070 (6)            8.8%
1299 Ocean Avenue
Santa Monica, CA 90401

Barington Companies Equity Partners, L.P. ...     1,125,315 (7)            7.8%
888 Seventh Avenue, 17th Floor
New York, NY 10019

Ronald  Zindman .............................        39,174 (8)               *
Syms Way, Secaucus, NJ 07094

Harvey A. Weinberg ..........................           200                   *
2384 Augusta Way
Highland Park, IL 60035

Allen Brailsford ............................           200                   *
Syms Way, Secaucus, NJ 07094

Antone Moreira ..............................            --                 N/A
Syms Way, Secaucus, NJ 07094

Wilbur L. Ross, Jr ..........................         3,000                   *
WL Ross & Company LLC
101 East 52nd Street
New York, NY 10022

Amber M. Brookman ...........................           220                   *
Brookwood Companies, Inc.
232 Madison Avenue, 10th Floor
New York, NY 10016

All directors and executive officers
as a group (8 persons) ......................     8,454,914 (3)           58.3%

* Less than one percent.

  (1) Marcy Syms and Sy Syms are parties to a voting agreement pursuant to which they agreed to vote together with respect to the election of the directors nominated by the nominating committee and in favor of certain other matters which are approved by the board of directors. As a result, each of them is deemed to be the beneficial owner of the shares beneficially owned by the other.

  (2) Includes (a) 6,046,283 shares held in the Sy Syms Revocable Living Trust, dated March 17, 1989, as amended (the "Sy Syms Revocable Living Trust"); Sy Syms retains the sole voting power of such shares and the right to revoke the Sy Syms Revocable Living Trust at any time, and (b) 100 shares held by Sy Syms as custodian for Jillian E. Merns and (c) the shares 2,365,737 shares of common stock beneficially by Marcy Syms as reflected in notes 3 and 4(a) and (b) to this table.

  (3) Includes 677,570 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 2, 2006.

  (4) Includes (a) 697,592 shares held in the Laura Merns Living Trust, dated February 14, 2003, between Laura Merns, as settlor, and Marcy Syms, as trustee, and (b) 317,183 shares held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended; Marcy Syms retains the sole voting power of such shares and the right to revoke the Marcy Syms Revocable Living Trust at any time, and (c) the 6,046,383 shares of common stock beneficially owned by Sy Syms as reflected in notes 2(a) and
       (b) to this table.

  (5) Franklin Advisory Services, LLC ("Franklin") has sole voting and dispositive power with respect to 1,430,000 of its shares. This information is based upon a Schedule 13G publicly filed by Franklin in February 2006.

  (6) Dimensional Fund Advisors, Inc. ("Dimensional") has sole voting and dispositive power with respect to 1,271,070 of its shares. This information is based upon a Schedule 13G publicly filed by Dimensional in December 2005.

  (7) Barington Companies Equity Partners, L.P. ("Barington") and others have sole voting and dispositive power with respect to 1,125,315 of its shares. This information is based upon a Schedule 13D/A publicly filed by Barington in March 2006.

  (8) Includes 36,974 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 2, 2006.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the last three fiscal years to its chief executive officer and its four most highly compensated executive officers, other than the CEO who were serving as executive officers a the end of the most recently completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                   AWARDS (2)
                                                ANNUAL COMPENSATION                SECURITIES
                                                -------------------                UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR (1)       SALARY          BONUS       OPTIONS/SARS        COMPENSATION
---------------------------            --------       ------          -----       ------------        ------------
Sy Syms............................       2005     $624,988 (2)      $     0           0                   0
Chairman of the Board                     2004     $624,988 (2)      $     0           0                   0
                                          2003     $624,988 (2)      $     0           0                   0

Marcy Syms ........................       2005     $595,010          $     0         97,500                0
Chief Executive Officer/President         2004     $576,150          $     0           0                   0
                                          2003     $578,485          $     0           0                   0

Ronald Zindman.....................       2005     $399,984          $     0           0                   0
Executive Vice President-                 2004     $399,984          $     0           0                   0
General Merchandise Manager               2003     $399,023          $     0           0                   0

Antone F. Moreira.................        2005     $163,500          $15,000           0                   0
Vice President, Chief Financial           2004     $156,000          $     0           0                   0
Officer, Treasurer and Assistant          2003     $156,000          $     0           0                   0
Secretary

Allen Brailsford...................       2005     $144,550          $20,000           0                   0
Executive Vice President                  2004     $137,800          $10,000           0                   0
Operations                                2003     $132,600          $10,000           0                   0

(1) The compensation reported for fiscal years ended February 25, 2006, February 26, 2005 and February 28, 2004 reflects annual salaries for a 52-week period.

(2) Excludes payments made under the lease of the Elmsford store. See "Certain Relationships and Related Transactions."

                       STOCK OPTION GRANTS IN FISCAL 2005

            NUMBER OF
           SECURITIES    % OF TOTAL
           UNDERLYING   OPTIONS/SARS
            OPTIONS/     GRANTED TO    EXERCISE OF
              SARS      EMPLOYEES IN    BASE PRICE    EXPIRATION   BLACK SCHOLES
   NAME      GRANTED     FISCAL 2005   ($/SHARE)(2)      DATE        VALUATION
   ----      -------     -----------   ------------      ----        ---------

Marcy Syms    97,500        100%          15.01        7/21/15       $773,000

(1) Consists of stock options at a per share option price equal to the fair market value of the Company's Common Stock on the date of the grant. The term of the option is ten years. These options, which were granted at $15.01 per share, are to replace options that expired with a price per share ranging from $8.50 to $9.75.

(2) The exercise price may be paid by delivery of already owned shares of the Company's Common Stock.

                         AGGREGATED OPTION/SAR EXERCISES
            IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table provides information concerning exercises of stock options as of February 25, 2006 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them at February 26, 2005.

                                                            NUMBER OF  SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED               IN-THE-MONEY
                            NUMBER OF                         OPTIONS/SARS AT                  OPTIONS/SARS AT
                              SHARES          VALUE        FEBRUARY 25, 2006 (1)          FEBRUARY 25, 2006 ($) (2)
                           ACQUIRED ON      REALIZED       ---------------------          -------------------------
    NAME                     EXERCISE          ($)       EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
    ----                     --------          ---       -----------  -------------       -----------  -------------
   Sy Syms                       0              0                0          0                      0         0
   Marcy Syms                    0              0          677,570          0              4,425,557         0
   Antone Moreira                0              0                0          0                      0         0
   Ronald Zindman                0              0           40,474          0                342,267         0
   Allen Brailsford              0              0                0          0                      0         0

----------
(1)  No SARs are held.

(2) Based upon a closing price of $14.77 per share of Common Stock on the NYSE on February 25, 2006.

                                  PENSION PLAN

    The following table sets forth the estimated annual benefits payable on retirement to persons in specified renumeration and years of participation classifications under the Company's defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

HIGHEST FIVE           15           20           25           30           35
YEAR AVERAGE        YEARS OF     YEARS OF     YEARS OF     YEARS OF     YEARS OF
COMPENSATION         SERVICE      SERVICE      SERVICE      SERVICE      SERVICE
------------         -------      -------      -------      -------      -------
$ 50,000             $ 5,700      $ 7,600      $ 9,500      $ 9,500      $ 9,500
  75,000               8,550       11,400       14,250       14,250       14,250
 100,000              11,400       15,200       19,000       19,000       19,000
 125,000              14,250       19,000       23,750       23,750       23,750
 150,000              17,100       22,800       28,500       28,500       28,500

     A Pension Plan's participant's interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $210,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2005: Sy Syms, 32 or more years; Marcy Syms, 28 or more years; Ronald Zindman, 16 years; Allen Brailsford, 21 or more years; and Antone Moreira 9 or more years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon his retirement at age 65. If a participant has completed at least 15 years of service he may retire upon reaching age 55 but the benefits he receives will be actuarially reduced to reflect the longer period during which he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of his benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

                              EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement dated November 1, 1996 with its Executive Vice President - General Merchandise Manager, Ronald Zindman. Pursuant to the agreement, Mr. Zindman is to receive a minimum salary of $225,000 per year from inception through March 1, 1997; $300,000 per year for the next succeeding three years; $350,000 per year for the next succeeding three years; $400,000 per year for the next three years; $450,000 per year for the final three years of the agreement. The agreement is to remain in effect until March 1, 2009. Termination of the agreement by the Company before that date will require a payment to Mr. Zindman equal to 150% of one year's salary (at the employee's then current rate). If this agreement is terminated by the employee prior to its final term, the Company must pay to the employee a sum equal to 60% of one year's salary (also at the employee's then current rate).

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sy Syms and Marcy Syms served as members of the Compensation Committee. Sy Syms is Chairman of the Board of Directors of the Company and Marcy Syms is the Company's Chief Executive Officer and President. Other than as set forth in this Proxy Statement, no member of the Compensation Committee had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

     In addition, the Stock Option - Compensation Committee, the predecessor committee to the Compensation Committee, was composed entirely of non-employee directors that had no direct or indirect material interest in or relationship with the Company outside of his position as a Director. The Stock Option - Compensation Committee was composed of the following board members: Amber
Brookman, Wilbur L. Ross, Jr. and Harvey A. Weinberg. It met once during the fiscal year ended February 25, 2006.

     No executive officer of the Company served during fiscal 2005 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers serves on the Compensation Committee of the Company; (ii) as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND "REPORT OF THE COMPENSATION COMMITTEE" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                PERFORMANCE GRAPH

     Below is a graph comparing the cumulative total shareholders return on the Company's Common Stock for the last six fiscal years (beginning March 2, 2001 and ending February 24, 2006, the last trading date for fiscal 2005) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on March 1, 2002 in the Company's Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).

        [The table below represents a line chart in the printed report.]

              3/2/2001   3/1/2002   3/1/2003   2/28/2004   2/26/2005   2/25/2006
              --------   --------   --------   ---------   ---------   ---------
Syms Corp        100        101        130        139         239         259
S&P Retail       100        116         84        132         146         158
Wilshire 5000    100         90         70         98         104         113


REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Stock Option Committee, which is comprised solely of independent directors, administers the issuances of equity-based compensation arrangements under the Company's stock incentive compensation plans.

     The Company has only one employment agreement with an executive officer, Ronald Zindman, and has only one executive compensation plan, the Option Plan.

     The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Compensation Committee remains cognizant of the Board of Directors' responsibility to enhance shareholder value. The Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive's individual performance and the Company's performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Option Plan, which aligns the interests of executives with those of shareholders.

     Determination of Marcy Syms' compensation as the Company's Chief Executive Officer for the fiscal year ended February 25, 2006 reflects the Company's performance and a comparison with chief executive officer compensation of the Company's competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and profitability of the Company. The Board of Directors reviews and approves the compensation of the Chief Executive Officer.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

                                        COMPENSATION COMMITTEE
                                        Sy Syms
                                        Marcy Syms

                                        STOCK OPTION COMMITTEE
                                        (solely with respect to the description
                                        of equity-based compensation)
                                        Harvey A. Weinberg
                                        Amber M. Brookman
                                        Wilbur L. Ross, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its store in Elmsford, New York from Sy Syms, Chairman of the Board and principal shareholder of the Company at an annual fixed rent of $796,500. The lease for this store between the Company and Mr. Syms expires November 30, 2010. During the fiscal year ended February 25, 2006, the Company paid to Sy Syms approximately $796,500 in fixed rent.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent registered accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accountants the Company's audited financial statements. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit Committee has received from the independent registered public accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) and discussed with the independent accountant their independence from the Company and its management and whether any non-audit services performed by the independent registered public accounting firm impaired the independence of the firm.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 25, 2006, for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Amber M. Brookman
                                        Harvey A. Weinberg
                                        Wilbur L. Ross, Jr.

            RATIFICATION OF APPOINTMENT OF THE REGISTERED INDEPENDENT
                             PUBLIC ACCOUNTING FIRM

                                   PROPOSAL 2

     The Board of Directors has selected BDO Seidman, LLP as the registered independent public accounting firm for the Company for the fiscal year ending March 3, 2007 and recommends that shareholders approve such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for the approval of auditors.

     BDO Seidman, LLP have audited the financial statements of the Company for the past three years. A representative of BDO Seidman LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following is a summary of the fees for professional services rendered by our independent accountants, BDO Seidman, LLP, which were billed to us for the past two fiscal years:

                                         FISCAL YEAR ENDED
   Fee category               February 25, 2006     February 26, 2005
                              -----------------     -----------------
   Audit fees                      $410,500              $122,500
   Audit-related fees                30,000                30,000
   Total fees                       440,500              $152,500


     AUDIT FEES: Audit fees represent fees for professional services performed by BDO Seidman, LLP for the audit of our annual financial statements, audit of internal controls and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

     AUDIT RELATED FEES: Audit-related fees represent fees for assurance and related services performed by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of our financial statements. These fees were for employee benefit related services.

     ALL OTHER FEES: BDO Seidman, LLP did not perform any services other than the services described above for fiscal 2005.

     PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee must pre-approve all audit and permissible non-audit services rendered by the independent registered accounting firm. These services may include audit services, audit-related services, tax services and other services, including services relating to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services were pre-approved by the Audit Committee.

     The Company and the Audit Committee have considered whether other non-audit services by BDO Seidman, LLP are compatible with maintaining the independence of BDO Seidman, LLP in its audit of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     Nominations to Board of Directors. Any shareholder who wants to nominate a candidate for election to the Board of Directors must deliver timely notice to our Secretary at our principal executive offices, located at Syms Way, Secaucus, New Jersey 07094. In order to be timely, the notice must be delivered

     o in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

     o in the case of a special meeting of shareholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

Accordingly, any person who desires to nominate a candidate for director at our 2007 annual meeting should provide the information required not later than March 7, 2007.

     The shareholder's notice to the Secretary must set forth:

     o As to each person whom the shareholder proposes to nominate for election as a director (a) his name, age, business address and residence address,
        (b) his principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the SEC thereunder; and

     o  As to the shareholder giving the notice (a) his name and record address,
        (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (d) a representation by him that he is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder; and

     The notice delivered by a shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The shareholder must be a shareholder of record on the date on which he gives the notice described above and on the record date for the determination of shareholders entitled to vote at the meeting.

     Other proposals: Proposals of shareholders to be considered by the Company for inclusion in the proxy material for the annual meeting in 2007, must be received by the Company not later than February 10, 2007 and must comply with the proxy solicitation rules of the SEC. In accordance with Rule 14a - 4(c) (1) of the Securities Exchange Act of 1934, as amended, the proxy holders named in the form of proxy provided by the Board of Directors intend to use their discretionary voting authority with respect to any shareholder proposal raised at the annual meeting in 2006 as to which the proponent fails to notify the Company on or before April 26, 2007 (45 days prior to the date on which this Proxy Statement was first mailed to shareholders).

ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the fiscal year ended February 25, 2006, including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may without charge, obtain copies, excluding certain exhibits, of the Company's Annual Report on Form 10-K filed with the SEC. Requests for this Report should be addressed to Investor Relations, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                        By Order of the Board of Directors

                                        Antone F. Moreira
                                        Assistant Secretary
June 2, 2006

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                    SYMS CORP

                                  JULY 6, 2006





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------


         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:

                                  NOMINEES:
|_|  FOR ALL NOMINEES             (_)   Sy Syms
                                  (_)   Marcy Syms
|_|  WITHHOLD AUTHORITY           (_)   Antone F. Moreira
     FOR ALL NOMINEES             (_)   Amber M. Brookman
                                  (_)   Wilbur L. Ross, Jr.
|_|  FOR ALL EXCEPT               (_)   Henry M. Chidgey
     (See instructions below)     (_)   Bernard H. Tenenbaum






INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (-)
--------------------------------------------------------------------------------


                                                   FOR     AGAINST     ABSTAIN
2.   To ratify the appointment of
     BDO Seidman, LLP as independent               |_|       |_|         |_|
     accountants of the Company for the
     fiscal year ending March 3, 2007.

3.   In their discretion with respect to
     any other matter that may properly come
     before the meeting or any and all
     adjournment(s) or postponement(s) thereof.






--------------------------------------------------------------------------------
To change the address on your account,  please check the box        |_|
at right and indicate  your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder _______________________________________________________

Date: __________________

Signature of Shareholder _______________________________________________________

Date: __________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                    SYMS CORP

                  ANNUAL MEETING OF SHAREHOLDERS - JULY 6, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the "Company"), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 6, 2006 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
                                                                           14475